FIRST AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT
(this
"Amendment")  is entered  into as of this 27th day of July,  1995 by and between
MONUMENT   MORTGAGE,   INC.,  a  California   corporation  (the  "Company")
and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

         WHEREAS,  the Company and the Lender have entered into a single family
revolving   warehouse  facility  and  term  loan  facility  as  evidenced by  a
Warehousing Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the "Agreement") and by certain
Notes as described in the Agreement; and

         WHEREAS, the Company has requested the Lender amend certain terms of the Agreement, and the Lender has agreed to such amend subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. Section 1.1 of the Agreement shall be amended by adding the following definitions:

                  "Excess Working Capital Collateral Value" means as of the date of determination, the Working Capital Collateral Value minus the outstanding principal balance of all Working Capital Advances.

                  "Term  Loan  Collateral   Value"  means  as  of  the
date  of
         determination, the lesser of: (a) seventy percent (70%) of the most recent Appraised Value of the FNMA Servicing Contracts included in the
         Servicing Collateral, or (b) one percent (1%) of the outstanding principal balance of the Mortgage Loans serviced pursuant to FNMA
         Servicing  Contracts  included in the Servicing  Collateral;
provided,
         that for purposes of calculating the Term Loan Collateral Value, the following Mortgage Loans shall be excluded: (i) Mortgage Loans excluded in calculating the Adjusted Servicing Portfolio, (ii) Mortgage
Loans in
         respect of which the Company has commenced foreclosure proceedings, and
         (iii) Mortgage Loans in respect of which any obligor is the subject of a bankruptcy proceeding.

                  "Working Capital Collateral Value" means as of the date of determination, the lesser of: (a) seventy percent (70%) of the most recent Appraised Value of the FHLMC Servicing Contracts included in the
         Servicing Collateral, or (b) one percent (1%) of the outstanding principal balance of the Mortgage Loans serviced pursuant to FHLMC
         Servicing  Contracts  included in the Servicing  Collateral;
provided,
         that for purposes of calculating the Working Capital  Collateral
Value,
         the  following  Mortgage  Loans shall be excluded:  (i) Mortgage
Loans
         excluded in calculating the Adjusted Servicing Portfolio, (ii)
Mortgage
         Loans in respect of which the Company has commenced foreclosure proceedings, and (iii) Mortgage Loans in respect of which any obliger is the subject of a bankruptcy proceeding.

     3. Section 2.3(b)(1) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                           (1) No Term  Loan  Advance  shall be made  if,
after
                  giving effect thereto, the aggregate outstanding principal balance of all Term Loan  Advances  would exceed the Term
Loan
                  Collateral  Value plus the Excess Working  Capital
Collateral
                  Value as of the date of such Term Loan Advance.

     4. Section 2.5(b)(1) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                           (1) No  Working  Capital  Advance  shall  be
made if,
                  after giving effect thereto, (1) the outstanding principal balance of all Working Capital Advances would exceed the
                  Working Capital Collateral Value, or (2) the outstanding
                  principal balance of all Term Loan Advances would exceed the
                  Term Loan  Collateral  Value plus the Excess  Working
Capital
                  Collateral Value, in each case, as of the date of such Working
                  Capital Advance.

     5. Section 2.9(h)(1) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                           (1) If at any  time  (1)  the  aggregate
outstanding
                  principal  balance of all Term Loan  Advances is greater
than
                  the Term Loan Collateral Value plus the Excess Working
Capital
                  Value, or (2) the aggregate  outstanding  principal
balance of
                  all  Working  Capital  Advances  is greater  than the
Working
                  Capital   Collateral  Value,  the  Company  shall  prepay
the
                  outstanding  Term Loan  Advances  or the  outstanding
Working
                  Capital Advances, as required to eliminate such excess.

     6. This Amendment shall become effective on the date ("Effective Date") on which, the Company shall deliver to the Lender (a) an executed original of this
Amendment; and (b) a Two Hundred Fifty Dollar ($250) document production fee.

     7. The Company represents, warrants and agrees that (a) there exists no
Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the
Company  enforceable in accordance with their terms, as modified herein,
(c) the
Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan
Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     8. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                               MONUMENT MORTGAGE, INC.,
                               a California corporation


                               By:____________________________________

                               Its:  Senior Vice President/CFO



                               RESIDENTIAL FUNDING CORPORATION,
                               a Delaware corporation


                               By:____________________________________

                               Its: Vice President

STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On August 7, 1995, before me, a Notary Public, personally appeared
Paul
Garrigues,   the  Senior  Vice  President/CFO  of  MONUMENT  MORTGAGE,
INC.,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                              Notary Public_____________________________
                              My Commission Expires:____________________
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On July 27, 1995, before me, a Notary Public, personally appeared D.
Graham  Shipman,  the Vice  President  of  RESIDENTIAL  FUNDING
CORPORATION,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                               Notary Public___________________________
                               My Commission Expires:__________________
(SEAL)

                              CONSENT OF GUARANTORS

         The undersigned,  being the Guarantors under their respective
Guaranty
dated as of March 22, 1995,  hereby  consent to the foregoing  Amendment and the
transactions   contemplated   thereby  and  hereby  modify  and  reaffirm
their
obligations under their respective Guaranty so as to include within the term
"Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment and the Notes. The Guarantors hereby reaffirm that their obligations under their respective Guaranty are separate and distinct from the
Company's obligations to Lender, and that their obligations under their respective Guaranty are in full force and effect, and each hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to their obligations under their respective Guaranty, all as more fully set forth in each Guaranty, the terms of each of which are incorporated herein as if fully set forth herein.

         Each Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to
Lender and conforming to their respective Guaranty in connection with the foregoing Amendment.

         This  Consent  of   Guarantors   may  be  executed  in  any
number  of
counterparts, and by the parties hereto in separate counterparts, each of which, when so executed, shall be an original, but all such counterparts shall together constitute one and the same instrument.

                                 GUARANTORS:



                                ____________________________________
                                JAMES W. NOACK


                                ____________________________________
                                JAMES A. UMPHRYES

STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On August 7, 1995, before me, a Notary Public, personally appeared
JAMES W. NOACK, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                Notary Public_________________________
                                My Commission Expires:________________
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On July 27, 1995, before me, a Notary Public, personally appeared
JAMES
A. UMPHRYES, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                Notary Public________________________
                                My Commission Expires:_______________
(SEAL)

                                   CERTIFICATE
                                       OF
                                  SECRETARY OF
                             MONUMENT MORTGAGE, INC.

         I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC., a California corporation (the "Company"), and have knowledge of the matters contained in this Certificate and hereby certify that:

         1.       The Company is a corporation duly organized,  validly
existing
                  and in good standing under the laws of the State of
California
                  and  has  complied  with  all   certifications,   filings
and
                  requirements necessary to continue as a corporation in the
                  State of California and for each state where the Company is transacting business as a foreign corporation.

         2. In connection with the single family revolving warehouse facility and term loan facility made to the Company by
                  RESIDENTIAL FUNDING  CORPORATION,  a Delaware corporation
(the
                  "Lender")  pursuant to the terms of a  Warehousing
Credit and
                  Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the "Agreement"), the
                  Company has the valid power and authority to execute and
                  deliver to the Lender the First Amendment to Warehousing
                  Credit and Security Agreement.

         3. The resolutions attached to this Certificate as Exhibit A were duly adopted by either: (a) by unanimous written action of the
                  Board of Directors of the Company; or (b) at a meeting of the
                  Board of Directors of the Company held on the 20th day of
                  June, 1995, at which meeting a quorum was present. I am the keeper of the Minute Book of the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

         4. There have been no amendments to the Articles of Incorporation or bylaws of the Company since the date of the most recent certified copies thereof delivered to the Lender.

         IN WITNESS WHEREOF, I have hereunto Set my hand and the seal of this corporation this 7th day of August, 1995.


                                    ________________________________
                                    Secretary

                                    EXHIBIT A
                        RESOLUTIONS OF BOARD OF DIRECTORS


         WHEREAS,   MONUMENT  MORTGAGE,  INC.,  a  California  corporation
(the
"Company"), has entered into a single family revolving warehouse facility with a
present  commitment amount of Ten Million Dollars  ($10,000,000) and a term loan
facility with a present  commitment  amount of One Million Dollars
($1,000,000)
with RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), as evidenced by a Warehousing Promissory Note in the principal amount of Ten
Million Dollars ($10,000,000), a Sublimit Promissory Note in the principal amount of Six Million Dollars ($6,000,000), a Working Capital Promissory
Note in
the  principal  amount  of One  Million  Dollars  ($1,000,000),  and a Term
Loan
Promissory  Note in the principal  amount of One Million  Dollars
($1,000,000),
each dated as of March 22, 1995, and by a Warehousing Credit and Security
Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the "Agreement"); and

         WHEREAS, the Company proposes to amend certain terms of Agreement;
and

         WHEREAS, to evidence such amendment of the Agreement, the Company proposes to execute and deliver a First Amendment to Warehousing Credit and
Security Agreement (the "Amendment"), a copy of which has been presented to the
Board of Directors of this Company; and

         WHEREAS, the Board of Directors of this Company have determined that it will be in the best interests of this Company for the Company to amend the
Agreement.

         RESOLVED, that these resolutions are enacted by the Board of Directors of this Company on their behalf and on behalf of the Company.

         FURTHER RESOLVED, that the Company shall amend the Agreement to be evidenced by the Amendment.

         FURTHER RESOLVED, that the Amendment in the form presented to the Board of Directors of this Company is hereby approved and a copy thereof is filed in the records of this Company with these Resolutions.

         FURTHER RESOLVED, that any One (insert minimum number required to sign) of the following officers of the Company: Chief Financial Officer, Executive
Vice President, or President (list titles of officers authorized), shall be and are authorized, empowered anal directed in the name of and on behalf of this
Company, to execute, acknowledge and deliver the Amendment in the form approved by the Board of Directors of this Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

         FURTHER   RESOLVED,   that  such  officers  shall  be  and  are
hereby
authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of this Company as may be necessary or desirable to enable this Company to amend the Agreement and to carry out the purport and intent of the foregoing Resolutions.